Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MOTOS AMERICA INC. (formerly known as WECONNECT Tech International, Inc.), a Nevada corporation (the “Company”), on Form 10-Q for the quarter ended April 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vance Harrison, Chief Executive Officer, and Director of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

	1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

	2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 15, 2022	By:	/s/ Vance Harrison
	Name:	Vance Harrison
	Title:	Chief Executive Officer, and Director
(Principal Executive Officer)